[THE EQUITABLE LIFE ASSURANCE SOCIETY                     SURVIVORSHIP 2000 (SM)
OF THE UNITED STATES                         FLEXIBLE PREMIUM JOINT SURVIVORSHIP
MEMBER OF THE GLOBAL AXA GROUP - LOGO]                   VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

                             NOTES TO ILLUSTRATIONS

THE FOLLOWING ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, AND CASH SURRENDER VALUES ARE DESIGNED TO SHOW YOU HOW THE PERFORMANCE OF THE INVESTMENT FUNDS AVAILABLE WITH SURVIVORSHIP 2000 COULD AFFECT THE CASH SURRENDER VALUE AND DEATH BENEFIT. THE ILLUSTRATION MAY ALSO HELP YOU COMPARE SURVIVORSHIP 2000 TO OTHER JOINT SURVIVORSHIP LIFE INSURANCE ILLUSTRATIONS. THESE ILLUSTRATIONS USE HYPOTHETICAL INVESTMENT RETURN ASSUMPTIONS, AND ARE NOT INTENDED AS ESTIMATES OF FUTURE PERFORMANCE OF ANY INVESTMENT FUND. YOU MAY REQUEST AN ILLUSTRATION THAT ASSUMES A HYPOTHETICAL INVESTMENT RETURN RANGING FROM 6.01% TO 12.00%. THE EQUITABLE IS NOT ABLE TO PREDICT THE FUTURE PERFORMANCE OF THE INVESTMENT FUNDS.

ILLUSTRATIONS BASED ON ASSUMED CONSTANT RATES OF RETURN DO NOT SHOW THE FLUCTUATIONS IN THE DEATH BENEFIT AND CASH SURRENDER VALUE THAT CAN OCCUR WITH AN ACTUAL POLICY. SINCE THE VALUES OF THE INVESTMENT FUNDS VARY UP AND DOWN, VARIABLE LIFE INSURANCE BENEFITS WILL ALSO VARY.

                                   ASSUMPTIONS

THE ILLUSTRATION ASSUMES THAT THE AMOUNTS THAT YOU ALLOCATE TO THE INVESTMENT FUNDS EXPERIENCE HYPOTHETICAL GROSS RATES OF INVESTMENT RETURN EQUIVALENT TO 0.00%, 6.00%, AND A SPECIFIED RATE OF 10.00%.

PREMIUMS ARE ASSUMED TO BE PAID AT THE BEGINNING OF THE PAYMENT PERIOD. POLICY VALUES, DEATH BENEFITS, AND AGES SHOWN ARE AS OF THE END OF THE POLICY YEAR AND REFLECT THE EFFECT OF ALL LOANS AND WITHDRAWALS. THE DEATH BENEFIT AND CASH SURRENDER VALUE WILL DIFFER IF PREMIUMS ARE PAID IN DEFFERENT AMOUNTS, FREQUENCIES, OR NOT ON THE DUE DATE. PREMIUMS LESS THE FOLLOWING DEDUCTIONS ARE ADDED TO THE POLICY ACCOUNT: 1) A CHARGE FOR TAXES BASED ON THE ILLUSTRATED INSURED'S STATE OF RESIDENCE, AND 2) A PREMIUM SALES CHARGE RANGING FROM 3% TO 30% OF PREMIUMS PAID, BASED ON PREMIUM LEVEL, POLICY YEAR, AND THE AGES OF THE INSUREDS. AN ADMINISTRATIVE CHARGE IS DEDUCTED FROM THE POLICY ACCOUNT DURING THE FIRST POLICY YEAR WHICH VARIES, DEPENDING UPON THE INITIAL FACE AMOUNT. DURNING SUBSEQUENT YEARS, THE MONTHLY ADMINISTRATIVE CHARGE EQUALS $6, SUBJECT TO $8 PER MONTH MAXIMUM.

'ASSUMING CURRENT CHARGES': THIS ILLUSTRATION IS BASED UPON THE 'CURRENT CHARGES' AS DECLARED BY THE EQUITABLE LIFE ASSURANCE SOCIETY'S BOARD OF DIRECTORS, AND APPLY TO POLICIES ISSUED AS OF THE PREPARATION DATE SHOWN. 'CURRENT CHARGES' ARE NOT GUARANTEED AND MAY BE CHANGED AT THE DISCRETION OF THE BOARD OF DIRECTORS.

'BLENDED CHARGES' ARE BASED UPON A BLEND OF THE CURRENT AND THE GUARANTEED MAXIMUM MORTALITY CHARGES, ALL OTHER CURRENT CHARES, AND THE ASSUMED HPOTHETICAL GROSS ANNUAL INVESTMENT RETURN INDICATED.

'ASSUMING GUARANTEED CHARGES': THIS ILLUSTRATION USES THE GUARANTEED MAXIMUM MORTALITY CHARGES, ADMINISTRATIVE CHARGES, CHARGES FOR MORTALITY AND EXPENSE RISK, GUARANTEED DEATH BENEFIT CHARGE, SALES CHARGE, AND THE ASSUMED HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN. IT DOES NOT INCLUDE CHARGES FOR RIDER BENEFITS UNLESS OTHERWISE INDICATED.

'NET LOANS/REPAYM'TS/WITHDRAWALS' COLUMNS REFLECT ANY LOANS, LOAN REPAYMENTS, AND/OR PARTIAL WITHDRAWALS THAT HAVE BEEN REQUESTED.

'NET RATES OF RETURN' (SHOWN IN PARENTHESES) TAKE INTO CONSIDERATION AN ASSUMED DAILY CHARGE TO THE SEPARATE ACCOUNT EQUIVALENT TO AN ANNUAL CHARGE OF .59% FOR INVESTMENT ADVISORY SERVICES (MANAGEMENT FEE), .04% FOR OTHER ESTIMATED TRUST EXPENSES (INCLUDING 12B-1 FEES, WHERE APPLICABLE), PLUS THE DAILY CHARGE FOR MORTALITY AND EXPENSE RISKS. THE ACTUAL CHARGE FOR ADVISORY SERVICES VARIES WITH THE INVESMENT FUND SELECTED, AND CURRENTLY RANGES FROM .3282% TO 1.15%. THE CHARGE FOR MORTALITY AND EXPENSE RISKS IS A GUARANTEED ANNUAL CHARGE OF .90%. THE ILLUSTRATION ALSO REFLECTS THAT NO CHARGE IS CURRENTLY MADE TO SEPARATE ACCOUNT FP FOR FEDERAL INCOME TAXES.

                            IMPORTANT TAX INFORMATION

CERTAIN LEVELS OF PREMIUM PAYMENTS INTO ANY LIFE INSURANCE POLICY, AS WELL AS CERTAIN POLICY CHANGES, MAY CAUSE YOUR POLICY TO BE CLASSIFIED AS A 'MODIFIED ENDOWMENT CONTRACT', OR MEC. A MEC CLASSIFICATION AFFECTS THE TAX STATUS OF ANY DISTRIBUTIONS TAKEN FROM THE POLICY. DISTRIBUTIONS TAKEN FROM A MEC POLICY (LOANS OR PARTIAL WITHDRAWALS) WILL FIRST BE TAXED AS ORDINARY INCOME (ON THE GAIN PORTION ONLY). IF THE POLICY OWNER IS UNDER AGE 59 1/2, A 10% PENALTY TAX WILL ALSO BE IMPOSED BY THE IRS ON THE TAXABLE AMOUNT RECEIVED.

BASED ON OUR UNDERSTANDING OF THE TAX LAWS, THE POLICY ILLUSTRATED HERE IS NOT A
                       MODIFIED ENDOWMENT CONTRACT (MEC).

         A POLICY MAY TERMINATE DUE TO INSUFFICIENT PREMIUMS AND/OR POOR
           INVESTMENT PERFORMANCE. EXCESSIVE LOANS OR WITHDRAWALS MAY CAUSE A POLICY TO LAPSE DUE TO INSUFFICIENT CASH SURRENDER
           VALUE. THIS POLICY PROVIDES A DEATH BENEFIT GUARANTEE UNDER
                CERTAIN CONDITIONS: SEE PAGE 1, 'GMDB PROVISION',
                              FOR MORE INFORMATION.

                                                      Prepared by: John Q. Agent
Male Non-Smoker Standard, Age 57
Female Non-Smoker Standard, Age 52                Initial Face Amount = $500,000
Riders:  None                          Initial Death Benefit Option is A (Level)
Prepared on Mar 17, 1999                                           Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY                     SURVIVORSHIP 2000 (SM)
OF THE UNITED STATES                         FLEXIBLE PREMIUM JOINT SURVIVORSHIP
MEMBER OF THE GLOBAL AXA GROUP - LOGO]                   VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES, CASH SURRENDER VALUES,
                                 AND PREMIUMS

                      FOR: Joe Client and Joanne Client

                         ASSUMING GUARANTEED CHARGES

                                       ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
                                               GROSS                   GROSS                      GROSS
                                         ANNUAL INVESTMENT       ANNUAL INVESTMENT          ANNUAL INVESTMENT
                                             RETURN OF               RETURN OF                  RETURN OF
                                         0.00% (-1.53% NET)      6.00% (4.38% NET)          10.00% (8.32% NET)

       END                 NET LOANS/     NET      NET DEATH      NET      NET DEATH      NET          NET DEATH
       OF     ANNUALIZED   REPAYM'TS/  CASH SURR  BENEFIT AT   CASH SURR  BENEFIT AT   CASH SURR      BENEFIT AT
       YR      PREMIUMS    WITHDRAWLS    VALUE     2ND DEATH     VALUE     2ND DEATH     VALUE         2ND DEATH
       1        7,685           0         4,576     500,000      4,867      500,000       5,060          500,000
       2        7,685           0        11,126     500,000     12,103      500,000      12,774          500,000
       3        7,685           0        17,512     500,000     19,592      500,000      21,064          500,000
       4        7,685           0        23,725     500,000     27,331      500,000      29,964          500,000
       5        7,685           0        29,751     500,000     35,317      500,000      39,512          500,000

       6        7,685           0        35,578     500,000     43,544      500,000      49,746          500,000
       7        7,685           0        41,189     500,000     52,006      500,000      60,709          500,000
       8        7,685           0        46,565     500,000     60,693      500,000      72,442          500,000
       9        7,685           0        51,683     500,000     69,592      500,000      84,989          500,000
      10        7,685           0        56,514     500,000     78,683      500,000      98,397          500,000

      11        7,685           0        61,022     500,000     87,941      500,000     112,709          500,000
      12        7,685           0        65,159     500,000     97,332      500,000     127,972          500,000
      13        7,685           0        68,870     500,000    106,811      500,000     144,232          500,000
      14        7,685           0        72,094     500,000    116,335      500,000     161,546          500,000
      15        7,685           0        74,735     500,0001   125,828      500,000     179,961          500,000

W     16        7,685           0        76,765     500,000    135,277      500,000     199,578          513,116
      17        7,685           0        78,077     500,000    144,605      500,000     220,216          547,236
      18        7,685           0        78,570     500,000    153,744      500,000     241,780          580,513
      19        7,685           0        78,122     500,000    162,615      500,000     264,210          613,495
      20        7,685           0        76,579     500,000    171,118      500,000     287,433          645,000

      21        7,685           0        73,742     500,000    179,126      500,000     311,339          675,295
      22        7,685           0        69,363     500,000    186,489      500,000     335,783          704,473
      23        7,685           0        63,146     500,000    193,030      500,000     360,604          732,026
      24        7,685           0        54,734     500,000    198,546      500,000     385,628          757,760
      25        7,685           0        43,716     500,000    202,813      500,000     410,721          780,780

      26        7,685           0        29,605     500,000    205,573      500,000     435,726          802,171
      27        7,685           0        11,819     500,000    206,526      500,000     460,547          821,156
E     28        7,685           0             0     500,000    205,297      500,000     485,094          838,242
E     29        7,685           0             0     500,000    201,399      500,000     509,275          853,545
E     30        7,685           0             0     500,000    194,186      500,000     533,084          866,262

     SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
    BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT SURVIVORSHIP 2000 INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT
  INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED
               UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Smoker Standard, Age 57
Female Non-Smoker Standard, Age 52                Initial Face Amount = $500,000
Riders: None                           Initial Death Benefit Option is A (Level)
Prepared on Mar 17 1999                                            Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY                     SURVIVORSHIP 2000 (SM)
OF THE UNITED STATES                         FLEXIBLE PREMIUM JOINT SURVIVORSHIP
MEMBER OF THE GLOBAL AXA GROUP - LOGO]                   VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES, CASH SURRENDER VALUES,
                                 AND PREMIUMS

                      FOR: Joe Client and Joanne Client

                         ASSUMING GUARANTEED CHARGES

                                       ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
                                               GROSS                   GROSS                      GROSS
                                         ANNUAL INVESTMENT       ANNUAL INVESTMENT          ANNUAL INVESTMENT
                                             RETURN OF               RETURN OF                  RETURN OF
                                         0.00% (-1.53% NET)      6.00% (4.38% NET)          10.00% (8.32% NET)

       END                 NET LOANS/     NET      NET DEATH      NET      NET DEATH      NET          NET DEATH
       OF     ANNUALIZED   REPAYM'TS/  CASH SURR  BENEFIT AT   CASH SURR  BENEFIT AT   CASH SURR      BENEFIT AT
       YR      PREMIUMS    WITHDRAWLS    VALUE     2ND DEATH     VALUE     2ND DEATH     VALUE         2ND DEATH
E     31       7,685           0            0      500,000    182,777      500,000      556,407        878,011
E     32       7,685           0            0      500,000    165,989      500,000      579,286        887,466
E     33       7,685           0            0      500,000    142,274      500,000      601,766        896,030
E     34       7,685           0            0      500,000    109,515      500,000      623,996        903,546
E     35       7,685           0            0      500,000     64,838      500,000      646,049        911,575

E     36       7,685           0            0      500,000      4,158      500,000      668,242        918,832
E     37       7,685           0            0      500,000          0      500,000      690,992        925,929
E     38       7,685           0            0      500,000          0      500,000      714,562        933,932
E     39       7,685           0            0      500,000          0      500,000      739,351        942,672
E     40       7,685           0            0      500,000          0      500,000      765,585        953,154

E     41       7,685           0            0      500,000          0      500,000      793,839        964,515
E     42       7,685           0            0      500,000          0      500,000      825,002        977,627
E     43       7,685           0            0      500,000          0      500,000      860,679        994,085
E     44       7,685           0            0      500,000          0      500,000      903,073      1,015,957
E     45       7,685           0            0      500,000          0      500,000      949,195      1,044,114

E     46       7,685           0            0      500,000          0      500,000      999,264      1,074,209
E     47       7,685           0            0      500,000          0      500,000    1,055,282      1,106,991
E     48       7,685           0            0      500,000          0      500,000    1,127,675      1,150,228

     SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
    BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT SURVIVORSHIP 2000 INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT
  INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED
               UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Smoker Standard, Age 57
Female Non-Smoker Standard, Age 52                Initial Face Amount = $500,000
Riders:  None                          Initial Death Benefit Option is A (Level)
Prepared on Mar 17, 1999                                           Form # VM-440
                                                          GIA: 5.10 5.6-10-26-98
              THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY                     SURVIVORSHIP 2000 (SM)
OF THE UNITED STATES                         FLEXIBLE PREMIUM JOINT SURVIVORSHIP
MEMBER OF THE GLOBAL AXA GROUP - LOGO]                   VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

 ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES, CASH SURRENDER VALUES,
                                  AND PREMIUMS

                      FOR: Joe Client and Joanne Client

                            ASSUMING CURRENT CHARGES

                                       ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                                               GROSS                   GROSS                     GROSS
                                         ANNUAL INVESTMENT       ANNUAL INVESTMENT         ANNUAL INVESTMENT
                                             RETURN OF               RETURN OF                 RETURN OF
                                         0.00% (-1.53% NET)      6.00% (4.38% NET)         10.00% (8.32% NET)

       END                 NET LOANS/     NET      NET DEATH      NET      NET DEATH      NET          NET DEATH
       OF     ANNUALIZED   REPAYM'TS/  CASH SURR  BENEFIT AT   CASH SURR  BENEFIT AT   CASH SURR      BENEFIT AT
       YR      PREMIUMS    WITHDRAWLS    VALUE     2ND DEATH     VALUE     2ND DEATH     VALUE         2ND DEATH
       1       7,685           0         4,583     500,000      4,874      500,000        5,068        500,000
       2       7,685           0        11,181     500,000     12,161      500,000       12,833        500,000
       3       7,685           0        17,639     500,000     19,726      500,000       21,203        500,000
       4       7,685           0        23,960     500,000     27,585      500,000       30,231        500,000
       5       7,685           0        30,138     500,000     35,740      500,000       39,961        500,000

       6       7,685           0        36,164     500,000     44,196      500,000       50,446        500,000
       7       7,685           0        42,035     500,000     52,959      500,000       61,740        500,000
       8       7,685           0        47,745     500,000     62,037      500,000       73,907        500,000
       9       7,685           0        53,294     500,000     71,442      500,000       87,020        500,000
      10       7,685           0        58,661     500,000     81,169      500,000      101,141        500,000

      11       7,685           0        63,827     500,000     91,211      500,000      116,337        500,000
      12       7,685           0        68,768     500,000    101,562      500,000      132,682        500,000
      13       7,685           0        73,457     500,000    112,212      500,000      150,258        500,000
      14       7,685           0        78,088     500,000    123,357      500,000      169,342        500,000
  W   15       7,685           0        82,456     500,000    134,832      500,000      189,899        500,000

      16       7,685           0        86,551     500,000    146,648      500,000      211,983        545,008
      17       7,685           0        90,334     500,000    158,796      500,000      235,620        585,510
      18       7,685           0        93,769     500,000    171,268      500,000      260,882        626,378
      19       7,685           0        96,953     500,000    184,172      500,000      287,968        668,660
      20       7,685           0        99,718     500,000    197,406      500,000      316,849        711,003

      21       7,685           0       102,571     500,000    211,561      500,000      348,197        755,230
      22       7,685           0       104,855     500,000    226,049      500,000      381,476        800,330
      23       7,685           0       106,478     500,000    240,857      500,000      416,712        845,920
  W   24       7,685           0       107,684     500,000    256,204      503,440      454,317        892,733
      25       7,685           0       108,093     500,000    271,806      516,703      494,052        939,193

      26       7,685           0       107,582     500,000    287,553      529,386      535,936        986,658
      27       7,685           0       106,010     500,000    303,404      540,970      579,997      1,034,135
      28       7,685           0       103,212     500,000    319,311      551,770      626,251      1,082,161
      29       7,685           0        98,988     500,000    335,225      561,838      674,702      1,030,800
      30       7,685           0        93,091     500,000    351,116      570,653      725,385      1,178,753

    THIS IS NOT AN ILLUSTRATION OF ACTUAL PERFORMANCE. VALUES SHOWN ARE NOT
     GUARANTEED. THIS PAGE MUST BE ACCOMPANIED BY AN ILLUSTRATION OF POLICY PERFORMANCE ASSUMING GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
                           INVESTMENT RETURN OF 0.00%

    SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
    BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT SURVIVORSHIP 2000 INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT
  INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED
               UNLESS THEY ARE CLEARLY IDNETIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Smoker Standard, Age 57                  Initial Face Amount = $500,000
Female Non-Smoker Standard, Age 52     Initial Death Benefit Option is A (Level)
Riders:  None                                                      Form # VM-440
Prepared on Mar 17, 1999                                  GIA: 5.10 5.6-10-26-98

               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY                     SURVIVORSHIP 2000 (SM)
OF THE UNITED STATES                         FLEXIBLE PREMIUM JOINT SURVIVORSHIP
MEMBER OF THE GLOBAL AXA GROUP - LOGO]                   VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

ILLUSTRATION OF DEATH BENEFITS, POLICY ACOCUNT VALUES, CASH SURRENDER VALUES,
                                 AND PREMIUMS

                      FOR: Joe Client and Joanne Client

                            ASSUMING CURRENT CHARGES

                                       ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                                               GROSS                   GROSS                     GROSS
                                         ANNUAL INVESTMENT       ANNUAL INVESTMENT         ANNUAL INVESTMENT
                                             RETURN OF               RETURN OF                 RETURN OF
                                         0.00% (-1.53% NET)      6.00% (4.38% NET)        10.00% (8.32% NET)

      END                 NET LOANS/     NET      NET DEATH      NET      NET DEATH      NET          NET DEATH
      OF     ANNUALIZED   REPAYM'TS/  CASH SURR  BENEFIT AT   CASH SURR  BENEFIT AT   CASH SURR      BENEFIT AT
      YR      PREMIUMS    WITHDRAWLS    VALUE     2ND DEATH     VALUE     2ND DEATH     VALUE         2ND DEATH
      31       7,685         0         85,217     500,000     366,923      579,005       778,275      1,228,118
      32       7,685         0         74,997     500,000     382,631      586,191       833,423      1,276,804
      33       7,685         0         62,009     500,000     398,221      592,951       890,879      1,326,518
      34       7,685         0         41,686     500,000     412,034      596,626       946,919      1,371,139
      35       7,685         0         16,581     500,000     425,603      600,527     1,004,902      1,417,917

 E    36       7,685         0              0     500,000     439,031      603,668     1,065,131      1,464,556
 E    37       7,685         0              0     500,000     452,516      606,372     1,128,180      1,511,762
 E    38       7,685         0              0     500,000     466,202      609,326     1,194,543      1,561,268
 E    39       7,685         0              0     500,000     480,529      612,675     1,265,550      1,613,576
 E    40       7,685         0              0     500,000     495,300      616,648     1,340,947      1,669,479

 E    41       7,685         0              0     500,000     510,635      620,422     1,421,322      1,726,906
 E    42       7,685         0              0     500,000     527,070      624,578     1,508,501      1,787,574
 E    43       7,685         0              0     500,000     545,036      629,517     1,604,209      1,852,861
 E    44       7,685         0              0     500,000     565,451      636,133     1,711,832      1,925,811
 E    45       7,685         0              0     500,000     587,485      646,233     1,829,690      2,012,659

 E    46       7,685         0              0     500,000     611,287      657,134     1,958,985      2,105,908
 E    47       7,685         0              0     500,000     637,962      669,222     2,104,168      2,207,272
 E    48       7,685         0              0     500,000     666,943      680,282     2,264,533      2,309,823

     THIS IS NOT AN ILLUSTRATION OF ACTUAL PERFORMANCE. VALUES SHOWN ARE NOT GUARANTEED. THIS PAGE MUST BE ACCOMPANIED BY AN ILLUSTRATION OF POLICY PERFORMANCE ASSUMING GUARANTEED CHARGES AND A HYPOTHETICAL GROSS ANNUAL
                           INVESTMENT RETURN OF 0.00%

     SEE THE SUPPORTING REPORTS "NOTES TO ILLUSTRATIONS" AND THE "APPLICABLE FOOTNOTES PAGE" FOR AN EXPLANATION OF INTEREST RATES, FIGURES SHOWN, AND OTHER IMPORTANT POLICY INFORMATION. THIS PRESENTATION MUST BE PRECEDED OR ACCOMPANIED
    BY A PROSPECTUS CONTAINING DETAILED INFORMATION ABOUT SURVIVORSHIP 2000 INCLUDING CHARGES AND EXPENSES. THIS IS AN ILLUSTRATION ONLY, AND IS NOT
  INTENDED TO PREDICT ACTUAL PERFORMANCE. VALUES SET FORTH ARE NOT GUARANTEED
               UNLESS THEY ARE CLEARLY IDENTIFIED AS GUARANTEED.

                                                      Prepared by: John Q. Agent
Male Non-Smoker Standard, Age 57                  Initial Face Amount = $500,000
Female Non-Smoker Standard, Age 52     Initial Death Benefit Option is A (Level)
Riders:  None                                                      Form # VM-440
Prepared on Mar 17 1999                                   GIA: 5.10 5.6-10-26-98

               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES

[THE EQUITABLE LIFE ASSURANCE SOCIETY                     SURVIVORSHIP 2000 (SM)
OF THE UNITED STATES                         FLEXIBLE PREMIUM JOINT SURVIVORSHIP
MEMBER OF THE GLOBAL AXA GROUP - LOGO]                   VARIABLE LIFE INSURANCE

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
212-554-1234

                          APPLICABLE FOOTNOTES PAGE

                   PREPARED FOR: Joe Client and Joanne Client

        FOOTNOTES ARE ILLUSTRATED IN ORDER OF OCCURRENCE FOR EACH
        YEAR THEY ARE APPLICABLE:
        -------------------------------------------------------------------

          ASSUMING CURRENT CHARGES        ASSUMING GURARANTEED CHARGES

          Year 15 - Footnote(s):  W.      Year 16 - Footnote(s): W.
          Year 24 - Footnote(s): W. Year 28 - Footnote(s): E. Year 36 - Footnotes(s): E. Year 29 - Footnote(s): E. Year 37 - Footnotes(s): E. Year 30 - Footnote(s): E. Year 38 - Footnotes(s): E. Year 31 - Footnote(s): E. Year 39 - Footnotes(s): E. Year 32 - Footnote(s): E. Year 40 - Footnotes(s): E. Year 33 - Footnote(s): E. Year 41 - Footnotes(s): E. Year 34 - Footnote(s): E. Year 42 - Footnotes(s): E. Year 35 - Footnote(s): E. Year 43 - Footnotes(s): E. Year 36 - Footnote(s): E. Year 44 - Footnotes(s): E. Year 37 - Footnote(s): E. Year 45 - Footnotes(s): E. Year 38 - Footnote(s): E. Year 46 - Footnotes(s): E. Year 39 - Footnote(s): E. Year 47 - Footnotes(s): E. Year 40 - Footnote(s): E. Year 48 - Footnotes(s): E. Year 41 - Footnote(s): E.
                                          Year 42 - Footnote(s): E.
                                          Year 43 - Footnote(s): E.
                                          Year 44 - Footnote(s): E.
                                          Year 45 - Footnote(s): E.
                                          Year 46 - Footnote(s): E.
                                          Year 47 - Footnote(s): E.
                                          Year 48 - Footnote(s): E.

EXPLANATION OF FOOTNOTES USED IN THIS ILLUSTRATION

E WHERE ZERO CASH SURRENDER VALUE IS SHOWN, MONTHLY DEDUCTIONS ARE BEING WAIVED UNDER THE GUARANTEED MINIMUM DEATH BENEFIT PROVISION.
W THE POLICY HAS GONE INTO CORRIDOR. PREMIUMS IN EXCESS OF THE GUARANTEED MINIMUM DEATH BENEFIT MAY BE RESTRICTED WITHOUT EVIDENCE OF INSURABILITY. WITHDRAWALS MAY REDUCE THE DEATH BENEFIT BY AN AMOUNT IN EXCESS OF THE WITHDRAWAL AMOUNT.

 Survivorship 2000 is a Service Mark of The Equitable Life Assurance Society of the United States ("Equitable"). Survivorship 2000 is distributed by EQ Financial Consultants, Inc., New York, NY, a wholly owned subsidiary of
  Equitable. Equitable is a wholly owned subsidiary of The Equitable Companies
      Incorporated (EQ). AXA, an insurance holding company, is EQ's largest shareholder. Neither EQ nor AXA has responsibility for the insurance obligations of Equitable. Survivorship 2000 is policy
                       form 92-500 in most jurisdictions.

DELIVERY IN PA  MINIMUM INITIAL PREMIUM: $220.00
RESIDENT OF PA  PLANNED ANNUAL PREMIUM:$7,685.05  INITIAL 7-PAY
                                                  PREMIUM:            $24,825.00
                TARGET PREMIUM:        $7,685.05  INITIAL GMDB
                                                  PREMIUM:             $7,685.05

                                                      Prepared by: John Q. Agent
Male Non-Smoker Standard, Age 57                  Initial Face Amount = $500,000
Female Non-Smoker Standard, Age 52     Initial Death Benefit Option is A (Level)
Riders:  None                                                      Form # VM-440
Prepared on Mar 17 1999                                  GIA: 5.10 5.6-10-26-98

               THIS ILLUSTRATION IS NOT COMPLETE WITHOUT ALL PAGES